UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

SIGNATURES
EXHIBIT INDEX
Press Release dated 1/28/04
Presentation Made on Earnings Conference Call

Item 7. Financial Statements and Exhibits

(c) Exhibits

99a — Press release of ArvinMeritor, Inc., dated January 28, 2004.

99b — Presentation made on earnings conference call, January 28, 2004

Item 12. Results of Operations and Financial Condition

          On January 28, 2004, ArvinMeritor, Inc. issued a press release reporting its financial results for the quarter ended December 31, 2003. The release is furnished as Exhibit 99a to this Form 8-K.

          On January 28, 2004, ArvinMeritor, Inc. held a web-cast conference call, available to the public, to discuss its financial results for the quarter ended December 31, 2003. The presentation made on the conference call is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99b to this Form 8-K.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC

	By:	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel
Date: January 28, 2004

EXHIBIT INDEX

Exhibit No.	Description

99a	Press release of ArvinMeritor, Inc., dated January 28, 2004.

99b	Presentation made on earnings conference call, January 28, 2004